UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

☒ Filed by the Registrant	☐ Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

nVent Electric PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V86602-P42645 NVENT ELECTRIC PLC You invested in NVENT ELECTRIC PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 15, 2026. Get informed before you vote View the Annual Report on Form 10-K, Notice of Annual General Meeting, Proxy Statement and Irish Statutory Financial Statements and Related Reports online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 15, 2026 3:00 PM British Summer Time Claridge’s Brook Street Mayfair London, W1K 4HR, United Kingdom** NVENT ELECTRIC PLC C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. **If we are unable to hold the meeting at the location, date and/or time, it will be held at an alternative location, date and/or time that we will publicly announce. 2026 Annual General Meeting Vote by May 13, 2026 11:59 PM ET. For shares held in a Plan, vote by May 10, 2026 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V86603-P42645 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. By Separate Resolutions, Election of Director Nominees: Nominees: 1a. Sherry A. Aaholm For 1b. Jerry W. Burris For 1c. Susan M. Cameron For 1d. Michael L. Ducker For 1e. Diane Leopold For 1f. Danita K. Ostling For 1g. Nicola Palmer For 1h. Herbert K. Parker For 1i. Beth A. Wozniak For 2. Approve, by Non-Binding Advisory Vote, the Compensation of the Named Executive Officers For 3. Ratify, by Non-Binding Advisory Vote, the Appointment of Deloitte & Touche LLP as the Independent Auditor and Authorize, by Binding Vote, the Audit and Finance Committee of the Board of Directors to Set the Auditor’s Remuneration For 4. Authorize the Board of Directors to Allot and Issue New Shares under Irish Law For 5. Authorize the Board of Directors to Opt Out of Statutory Preemption Rights under Irish Law For 6. Authorize the Price Range at which nVent Electric plc Can Re-allot Shares it Holds as Treasury Shares under Irish Law For NOTE: To consider and act on such other business as may properly come before the Annual General Meeting or any adjournment.

1 Quiroz, Ricardo From: SPECIMEN <id@proxyvote.com> Sent: Wednesday, February 25, 2026 2:42 PM To: Krause, Dominique Subject: #RICSSUMID# Vote now! NVENT ELECTRIC PLC Annual Meeting %P42645_0_ 0123456789012345_0000001% This Message Is From an External Sender This message came from outside your organization. Use caution when clicking links or opening attachments. Report suspicious emails by clicking the "Report" button in your Outlook toolbar or forward to SIRT@Broadridge.com. Be the vote that counts. NVENT ELECTRIC PLC 2026 Annual Meeting May 15, 2026

2 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Important Information For holders as of March 18, 2026 Vote Common Shares by: May 13, 2026 Control Number: 0123456789012345 Vote Plan Shares by: May 10, 2026 This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000

3 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 View documents: Proxy Statement | Form 10-K | Irish Statutory Financial Statement(s) | © 2026 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement